==============================================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 22, 2007

REAL ESTATE REFERRAL CENTER, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-134680	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

279 Midpark Way SE
Suite 102
Calgary, Alberta T2X 1M2
 (Address of principal executive offices and Zip Code)

(403) 615-8917
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================================

ITEM 7.01 REGULATION FD DISCLOSURE

On June 22, 2007, we announced we have signed a non-binding letter of intent to acquire 100 percent of the outstanding shares of Loyalty Source, Inc., a Delaware corporation. Loyalty Sources, Inc. is a marketing company. We are currently completing a due diligence phase with Loyalty Source and are expected to sign the final agreement by August 31.

ITEM 9.01 EXHIBITS

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 28th day of June, 2007.

REAL ESTATE REFERRAL CENTER, INC.

BY:	LISA McINTOSH
Lisa McIntosh, President